                                                                   EXHIBIT 10.10

                                                                      APPENDIX A



                                                                         Central



                                    CONTRACT

                                                                      APPENDIX A



                                CONTRACT BETWEEN


               THE GEORGIA DEPARTMENT OF ADMINISTRATIVE SERVICES


                                  ON BEHALF OF


                  THE GEORGIA DEPARTMENT OF MEDICAL ASSISTANCE


                                      AND


                       Automated Dispatch Solutions, Inc.
                       ----------------------------------


                                     BROKER


           FOR THE PROVISION OF NON-EMERGENCY TRANSPORTATION SERVICES


                             TO MEDICAID RECIPIENTS


                             IN NET REGION CENTRAL



                           CONTRACT NO.  419-03-00309
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                               TABLE OF CONTENTS

                                                                        Page No.

WHEREAS, the Georgia Department of Administrative Services (DOAS) issued RFP No. 419-03-00309, is incorporated herein, for the development and administration of a broker system for the provision of a non-emergency transportation system in the Central NET Region on behalf of the Georgia Department of Medical Assistance
(DMA); and

WHEREAS, Automated Dispatch Solutions, Inc. (Contractor) submitted a response to the Request for Proposal (RFP) which is incorporated herein and has been selected by DOAS and DMA to perform said services.

NOW, therefore, in consideration of the mutual consents and agreements contained herein, the parties agree as follows:

 4.000    GENERAL

The Request for Proposal (RFP), any amendments thereto, and the Contractor's proposal submitted in response to the RFP, including any best and final offer, are incorporated in this contract by reference and form an integral part of this contract. The Contractor shall perform all of the services of a broker, and shall develop, produce and deliver to DMA all of the deliverables described in the RFP, and DMA shall make payment therefore as hereinafter described.

In the event of a conflict in language between the various documents incorporated into this contract, the provisions and requirements set forth in this contract shall govern. In the event of a conflict between the language of the RFP, as amended, and the Contractor's proposal, the language in the RFP shall govern.

This contract shall be construed in accordance with the laws of the state.

Contractor will forthwith pay all taxes lawfully imposed upon it with respect to this contract or any product delivered in accordance herewith. DMA will forthwith pay all taxes lawfully imposed upon it with respect to this contract or any product delivered in accordance herewith. DMA makes no representation whatsoever as to the liability or exemption from liability of the Contractor to any tax imposed by any governmental entity.

This contract shall be executed on behalf of the Georgia Department of Medical Assistance by the Georgia Department of Administrative Services in accordance with the Purchasing Act (Official Code of Georgia Annotated Title 50, Chapter 5,
Article 3).

 4.010    TERM OF THE CONTRACT

This contract shall begin on the date of issuance and shall continue until the close of the state fiscal year 1998 (June 30, 1998) unless renewed as hereinafter provided.

DMA is hereby granted two (2) successive options to renew this contract for additional terms of up to one fiscal year each all upon the same terms, conditions and price in effect according to the Contractor's price proposal. Each such option shall be exercisable solely and exclusively by DMA and shall be

Appendix A - Contract
effected by the issuance of a Purchase Order Correction no later than June 1 for all subsequent years. As to each term, the contract shall terminate absolutely at the close of the then current state fiscal year without further obligation by DMA.

 4.020    COST OR PRICING

The Contractor shall submit or shall require any subcontractors hereunder to submit cost or pricing data prior to the award of any subcontract.

The Contractor shall certify and shall require subcontractors to certify in a form satisfactory to DMA that, to the best of their knowledge and belief, the cost or pricing data submitted under this contract is accurate, complete and current as of the date of agreement on the negotiated price of the subcontract or of the contract or subcontract change.

The Contractor shall insert the substance of this subsection, including this paragraph, in each subcontract hereunder.

If the Contract Administrator determines that any price, including profit or fee, negotiated in connection with this agreement, or any cost reimbursable under this agreement was increased by any significant sums because the Contractor or any subcontractor furnished incomplete or inaccurate cost or pricing data not current as certified in the Contractor's or subcontractor's certification of current cost or pricing data, then such price or cost shall be reduced accordingly and this contract and the subcontract, if applicable, shall be modified in writing to reflect such reduction.

Since the contract is subject to reduction under this subsection by reason of defective cost or pricing data submitted in connection with certain subcontracts, the Contractor shall include a clause in each subcontract requiring the subcontractor to indemnify the Contractor as appropriate. It is expected that any subcontractor subject to such indemnification will generally require substantially similar indemnification for defective cost or pricing data required to be submitted by its lower tier subcontractors.

 4.030    INSPECTION OF WORK PERFORMED

DMA, the U. S. Department of Health and Human Services (HHS), the General Accounting Office (GAO), the Georgia Public Service Commission (PSC), the Georgia Office of the Attorney General, and any other federal, state, county or local agency with appropriate jurisdiction or their authorized representatives or agent shall, at reasonable times, have the right to enter the Broker's premises or other such places where duties under the contract are being performed, to inspect, monitor or otherwise evaluate the work being performed and all related financial records. The Broker, all subcontractors and transportation providers must provide reasonable access to all facilities and cooperate with state and federal representatives conducting inspection visits, audits, and investigations.

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                                                                               2

 4.040    SUBCONTRACTS

The Contractor will not subcontract or permit anyone other than Contractor personnel to perform any of the work, services, or other performance required of the Contractor under this contract, or assign any of its rights or obligations hereunder, without the prior written consent of DMA. No subcontract which the Contractor enters into with respect to the performance under the contract shall in any way relieve the Contractor of any responsibility for any performance required of it by this contract.

Service agreements with transportation providers are not considered subcontracts for the purpose of this contract.

The Contractor shall give DMA immediate notice in writing by registered or certified mail of any action or suit filed against it by any subcontractor, and prompt notice of any claim made against the Contractor by any subcontractor or vendor which in the opinion of the Contractor may result in litigation related in any way to this contract with the state.

 4.045    MINORITY AND SMALL BUSINESS SUBCONTRACTORS

The State encourages offerors to consider the use of certified minority and small business firms as subcontractors. Offerors who do so are entitled to an income tax credit under Georgia law (Code Title 48, Chapter 7 Amended, No. 1332
- House Bill 635).

4.046   DMA Minority and Small Business Liaison Officer
        Herbert Weldon, Deputy Commissioner
        Georgia Department of Medical Assistance
        40th Floor
        2 Peachtree Street, N.W.
        Atlanta, Georgia  30303-3151
        Telephone:  (404) 656-4496
        FAX:  (404) 651-6880

 4.050    CONTRACTOR PERSONNEL

The Contractor warrants and represents that all persons including independent Contractors and consultants (excluding all transportation providers) assigned by it to the performance of this contract shall be employees of the Contractor and shall be fully qualified to perform the work required herein. The Contractor shall include a similar provision in any contract with a subcontractor selected to perform work hereunder.

DMA shall have the absolute right to approve or disapprove any of the Contractor's staff as defined in RFP subsection 3.310, et. seq., assigned to this contract, to approve or disapprove any proposed changes in staff, or to require the removal or reassignment of any Contractor employee or subcontractor employee found unacceptable by DMA. The Contractor shall, upon request, provide DMA with a

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                                                                               3
resume of any member of its staff including independent Contractors and consultants or subcontractor's staff assigned to or proposed to be assigned to any aspect of the performance of this contract.

Personnel commitments made in the Contractor's proposal shall not be changed except as hereinabove provided, or due to a resignation of any named individual. Contractor staffing will include the named individuals at the levels of effort proposed in the Contractor's technical proposal. Replacement of any personnel will be with personnel of equal ability and qualifications as determined by DMA. No diversion of staffing will be made by the Contractor, without prior written consent of DMA.

The Contractor shall provide staff to perform all tasks specified as the Contractor's responsibilities in this RFP. The staff level must be maintained at the bid level or as authorized in writing by DMA for the duration of the contract.

Failure of the Contractor to provide staffing at the bid level or level amended by contract amendment or to receive DMA written approval for staffing changes may result in liquidated damages.

All administrative personnel will be committed to this contract by the Contractor unless DMA exercises its option to have a staff person removed. DMA will be provided unrestricted access to appropriate Contractor personnel for discussion of problems or concerns.

 4.060    FEDERAL EMPLOYMENT PRACTICES REQUIREMENTS

The Contractor will not discriminate against any employee or applicant for employment because of race, color, religion sex, national origin, age, marital status, political affiliation, or handicap. The Contractor will take equal opportunity approach to employ and treat employees during employment without discrimination because of their race, color, religion, sex, national origin, age, marital status, political affiliation, or handicap. Such action will include, but will not be limited to, the following:

     .  Employment:
     .  Upgrade;
     .  Promotion;
     .  Demotion;
     .  Transfer;
     .  Recruitment;
     .  Advertisement for Recruitment;
     .  Layoff;
     .  Termination;
     . Rates of pay or other compensation; and . Selection for training (including apprenticeship).

The Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices setting forth the provision of this nondiscrimination clause.

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

The Contractor will in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, national origin, age, marital status, political affiliation, or handicap except where it relates to a bona fide occupational qualification.

The Contractor shall comply with the nondiscrimination clause contained in Federal Executive Order 11246, as amended by Federal Executive Order 11375, relative to equal employment opportunity for all persons without regard to race, color, religion, sex, or national origin, and the implementing rules and regulations prescribed by the Secretary of Labor and with Title 41, Code of Federal Regulations, Chapter 60. The Contractor and subcontractors shall comply with related state laws and regulations regarding nondiscrimination.

The Contractor shall comply with regulations issued by the Secretary of Labor of the United States in Title 48, Code of Federal Regulations, Subpart 22.14, pursuant to the provisions of Executive Order 11758 and the Federal Rehabilitation Act of 1973. The Contractor shall be responsible for ensuring that all subcontractors comply with the above-mentioned regulations.

The Contractor and its subcontractors shall comply, with the Civil Rights Act of 1964, and any amendments thereto, and the rules and regulations thereunder;
Section 504 of Title V of the Federal Rehabilitation Act of 1973 as amended, and the rules and regulations thereunder; and the Americans with Disabilities Act of 1990 (the ADA), and the rules and regulations thereunder.

The Contractor will furnish all information and reports required by Executive Order Number 11246 of September 24, 1976, as amended and will permit access to its books, records, and accounts by the Secretary of Labor or the Commissioner of DMA or their authorized representatives, for purposes of investigation to ensure compliance with rules, regulations, orders, and laws.

 4.070    RELATIONSHIP OF THE PARTIES

Neither the Contractor nor any of its agents, consultants, servants, employees, subcontractors or transportation providers with which the Contractor has active service agreements shall become or be deemed to become agent, servant or employee of the state or DMA. The Contractor and all such agents, consultants, servants, employees, subcontractors or transportation providers shall for all purposes be deemed to be independent contractors, and this contract shall not be construed so as to create a partnership or joint venture between the Contractor and DMA or the state.

 4.080    DISPUTES

Any disputes concerning a question of fact arising under the contract which is not disposed of by agreement shall be decided by the Contract Administrator who shall reduce his decision to writing and mail or otherwise furnish a copy thereof to the Contractor. The decision of the Contract Administrator shall be final and conclusive unless within ten (10) calendar days from the date of receipt of such copy the Contractor mails or otherwise furnishes a written appeal to the Commissioner of DMA. The decision of the Commissioner or a duly authorized representative for the determination of such appeals

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                                                                               5
shall be final and conclusive unless determined by a court of competent jurisdiction to have been fraudulent, or capricious or arbitrary, or so grossly erroneous as necessarily to imply bad faith. In connection with any appeal proceeding under this clause, the Contractor shall be afforded an opportunity to be heard and to offer evidence in support of his appeal. Pending a final decision of a dispute hereunder, the Contractor shall proceed diligently with the performance of the contract in accordance with the disputed decision.

 4.090    AUDIT REQUIREMENTS

The state and federal standards for audits of DMA agents, contractors, and programs conducted under contract are applicable to this section and are incorporated by reference into this contract as though fully set out here.

 4.091    Contractor Accounting Records Requirements

The Contractor agrees to maintain books, records, documents, and other evidence pertaining to the costs and expenses of this contract (hereinafter collectively called the "records") to the extent and in such detail as will properly reflect all costs for which payment is made under the provisions of any contract of which this contract is a part by reference or inclusion.

The Contractor's accounting procedures and practices shall conform to generally accepted accounting principles and the costs properly applicable to the contract shall be readily ascertainable therefrom.

 4.092    Records Retention Requirements

The Contractor agrees to make available at its central business office at all reasonable times during the period set forth below any of the records of the contracted work for inspection or audit by any authorized representative of DMA, the state auditor, the U.S. Department of Health and Human Services, the General Accounting Office, the Georgia Public Service Commission (PSC), the Georgia Office of the Attorney General, and for the Comptroller General of the United States or their duly authorized representative.

The Contractor shall preserve and make available its records for a period of three (3) years from the date of final payment under this contract, and for such period, if any, as is required by applicable statute, by any other section of this contract or associated contract.

If the contract is completely or partially terminated, the records relating to the work terminated shall be presented and made available for a period of three
(3) years from the date of any resulting final settlement.

Records which relate to appeals, litigations, or the settlements of claims arising out of the performance of this contract, or costs and expenses of any such agreement as to which exception has been taken by the state auditor or any of his duly authorized representatives, shall be retained by the Contractor until such appeals, litigations, claims, or exceptions have been disposed of.

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

A file and report retention schedule shall be developed by the Contractor and approved by DMA. The schedule shall be maintained by the Contractor and all changes will be approved by DMA.

 4.093    Substitution of Micro Media Records

Except for documentary evidence, the Contractor may in fulfillment of its obligation to retain its records as required by this article, substitute clear and legible photographs, microphotographs or other authentic reproductions of such records, after the expiration of two (2) years following the last day of the month of payment to the Contractor of the invoice to which such records relate, unless a shorter period is authorized by DMA with the concurrence of the state auditor or his duly authorized representatives.

 4.094    Inclusion of Audit Requirements in Subcontracts

The provision of subsection 4.090 et. seq. shall be incorporated in any subcontract.

 4.100    CONFIDENTIALITY OF INFORMATION

The Contractor shall treat all information which is obtained by it through its performance under the contract as confidential information, and shall not use any information so obtained in any manner except as necessary for the proper discharge of its obligations and securement of its rights herein, or as otherwise provided for herein. DMA, the Attorney General, federal officials as authorized by federal law or regulations, or the authorized representatives of these parties shall have access to all confidential information in accordance with the requirements of state and federal laws and regulations. Any other party will be granted access to confidential information only after complying with the requirements of state and federal laws and regulations pertaining to such access. DMA shall have absolute authority to determine if and when any other party has properly obtained the right to have access to this confidential information. Nothing herein shall prohibit the disclosure of information in summary, statistical, or other form which does not identify particular individuals.

 4.110    INDEMNITY AND INSURANCE

 4.111    General

The Contractor shall be responsible from the time of the signing of this agreement or from the effective date, whichever shall be later, for all injury or damage of any kind resulting from its occupancy or any construction work undertaken by Contractor or on Contractor's behalf.

 4.112    Indemnification Agreement

Contractor hereby releases and agrees to indemnify and hold harmless the State Agency, the State of Georgia and its departments, agencies and instrumentalities (including the State Tort Claims Trust Fund, the State Authority Liability Trust Fund, The State Employee Broad Form Liability Funds, the State Insurance and Hazard Reserve Fund, and other self-insured funds, all such funds hereinafter collectively referred to as the "Indemnities") from and against any and all claims, demands, liabilities, losses, costs or

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                                                                               7
expenses, and attorneys' fees, caused by, growing out of, or arising from this Contract, due to any act or omission on the part of the Contractor, it's agents, employees, customers, invitees, licensees or others working at the direction of Contractor or on it's behalf, or due to any breach of this Contract by the Contractor, or due to the application or violation of any pertinent Federal, State or local law, rule or regulation. This indemnification extends to the successors and assigns of the Contractor, and this indemnification survives the termination of the Contract and the dissolution or, to the extent allowed by the law, the bankruptcy of the Contractor. If and to the extent such damage or loss (including costs and expenses) as covered by this indemnification is covered by the funds established and maintained by the State of Georgia Department of Administrative Services (DOAS), the Contractor agrees to reimburse the Funds for such monies paid out by the Funds.

This indemnification applies whether: (a) the claims, demands, liabilities, losses, costs or expenses involve third parties or employees or agents or customers or invitees or licensees of the Contractor or of the Indemnitees; or
(b) the Indemnitees are partially responsible for the situation giving rise to the claim. This indemnification applies, without limitation, to claims, demands, liabilities, losses, costs or expenses arising in any manner from the use, non-use or occupancy of the premises, resulting from the discharge of polluting or hazardous substances upon the premises, navigable and public waters, or adjoining or nearby lands and private waters, or resulting from the failure of Contractor to report to the appropriate governmental agency the discharge or discovery of any pollutants or hazardous substances required by any governmental entity or regulation.

This indemnification does not apply to the extent of the sole negligence of the Indemnitees.

This indemnification does not extend beyond the term of this Contract, including any extensions or options, and does not extend to claims exclusively between the undersigned parties arising from the terms or regarding the interpretation of this Contract.

 4.113    Insurance Certificates

The Contractor shall, prior to the commencement of work, procure the insurance policies identified below, at the Contractor's own expense and shall furnish the State Agency an insurance certificate listing the agency as the certificate holder with any endorsements thereof. The insurance certificate must document that the liability insurance coverage purchased by the Contractor includes contractual liability coverage and separate aggregate limits per project. In addition, the insurance certificate must provide the following:
     (a)  Name and address of authorized agent
     (b)  Name and address of insured
     (c)  Name of insurance company(ies)
     (d)  Description of policies
     (e)  Policy Number(s)
     (f)  Policy Period(s)
     (g)  Limits of Liability
     (h)  Name and address of State Agency as certificate holder
     (i)  Signature of authorized agent

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

     (j)  Telephone number of authorized agent
     (k) Details of non-filed special policy exclusions in comments section of the Certificate of Insurance
     (1)  Sixty days notice of cancellation/non-renewal
     (m) Policy notification requirements for claims (to whom, address and time limits) in comments section of the certificate of insurance.

 4.114    Policy Provisions

Each of the insurance policies required below shall be issued by a company licensed to transact the business of insurance in the State of Georgia by the Insurance Commissioner for the applicable line of insurance and, unless waived or modified in writing by the State Agency, shall be an insurer with a Best Policyholders Rating of "A" or better and with a financial size rating of Class IX or larger. Each such policy shall also contain the following provisions, or the substance thereof, made a part of the insurance policy.

     (a) The insurance company agrees that this policy shall not be canceled, changed, allowed to lapse, or allowed to expire until sixty (60) days after the State agency and the Department of Administrative Services, Risk Management Division, has received written notice thereof as evidenced by return receipt of registered letter or until such time as other valid and effective insurance coverage acceptable in every respect to the State Agency and providing protection equal to protection called for in the policy shown below shall have been received, accepted, and acknowledged by the State Agency. It is also agreed that the said notice shall be valid only as to such project as shall have been designated by name in said notice.

     (b) Notice of any claim against the State or any indemnitee shall be deemed to have occurred only when the Department of Administrative Services, Risk Management Division, has received written notice thereof and has acknowledged actual knowledge of the claim.

     (c) The policy shall not be subject to invalidations as to any insured or indemnitee by reason of any act or omission of another insured or any of its officers, employees, agents or other representatives ("Severability of Insureds").

     (d)  The policy shall include "Cross-Liability" coverage.

     (e) The policy shall acknowledge and agree that the Attorney General of Georgia shall represent and defend the Indemnities and any settlement on behalf of the Indemnities must be expressly approved by the Attorney General.

 4.115    Insurance Coverages

The Contractor agrees to purchase and have the authorized agent state on the insurance certificate that the following types of insurance coverages, consistent with the policies and requirements of O.C.G.A.

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

(S) 50-321-37, have been purchased by the Contractor. The minimum liability limits (general liability, automobile liability and employers' liability) required from Contractors entering into an agreement with the State or an agency or instrumentality of the State, is $5,000,000 per occurrence. Liability limits for the Workers' Compensation Employers Liability, Commercial General Liability, and Commercial Automobile Liability insurance coverages may be satisfied by purchasing one or more insurance policies (e.g., a Commercial General Liability Insurance Policy plus a Commercial Umbrella Insurance Policy). Any deviations from these minimum limits must be approved by the Department of Administrative Services, Risk Management Division.

     (a)  Workers' Compensation Insurance.  The Contractor agrees to insure the
          -------------------------------
          statutory limits as established by the General Assembly of the State of Georgia. (A self-insurer must submit a certificate from the Georgia Board of Workers' Compensation stating the Contractor qualifies to pay its own workers' compensation claims.)

          (1) The Contractor shall also maintain employers Liability Insurance Coverage with limits of at least:
               (i)   Bodily Injury by Accident - $1,000,000 each accident; and
               (ii)  Bodily Injury by Disease - $1,000,000 each employee.

          (2) The Contractor shall require all Contractors or subcontractors occupying the premises or performing work under this Contract to obtain an insurance certificate showing proof of Workers' Compensation and Employers Liability Insurance Coverage.

     (b)  Commercial General Liability Insurance.  The Contractor shall procure
          --------------------------------------
          and maintain Commercial General Liability Insurance (1993 ISO Occurrence Form or equivalent) which shall include, but need not be limited to, coverage for bodily injury and property damage arising from premises and operations liability, personal injury liability and contractual liability. The Commercial General Liability Insurance shall provide at lest the following limits (per occurrence) for each type of coverage with a $2,000,000 aggregate:

                        Coverage                Limit
               -----------------------------  ----------
               1.  Premises and Operations    $1,000,000
               2.  Personal Injury            $1,000,000
               3.  Contractual                $1,000,000

          The above coverage limits can be satisfied by purchasing one or more insurance policies (e.g., a Commercial General Liability Insurance Policy plus a Commercial Umbrella Insurance Policy).

          Additional Requirements for Commercial General Liability Insurance:
          ------------------------------------------------------------------

          (1) The policy or policies shall name or cover as additional insureds the officers, agents and employees of the State Agency and the State of Georgia, but only with

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

               respect to claims for which the Georgia Tort Claims Act, O.C.G.A.
               (S) 50-21-20 et seq. is not the exclusive remedy.

          (2) The policy or policies must provide primary limits over any other liability policy provided by the State for any claims not covered by the Georgia Tort Claims Act. However, the policy(ies) must indemnify the Funds for any claims covered by the Georgia Tort Claim Act.

          (3) The policy or policies must be on an "occurrence" basis unless waived by the State of Georgia, Department of Administrative Services, Risk Management Office.

          (4) To the full extent permitted by the Constitution and the laws of the State of Georgia and the terms of the Funds, the Contractor and its insurers waive any right of subrogation against the Indemnitees, the Funds and insurers participating thereunder, to the full extent of this indemnification.

     (c)  Commercial Automobile Liability Insurance.  The Contractor shall
          -----------------------------------------
          procure and maintain Commercial Automobile Liability Insurance which shall include courage for bodily injury and property damage arising from the operation of any owned, non-owned or hired automobile. The Commercial Automobile Liability Insurance Policy shall provide not less than $1,000,000 Combined Single Limits for each occurrence.

          Additional Requirements for Commercial Automobile Liability Insurance:
          ----------------------------------------------------------------------

          (1) The policy or policies shall name or cover as additional insureds the officers, agents and employees of the State Agency and the State of Georgia, but only with respect to claims for which the Georgia Tort Claims Act, O.C.G.A. (S) 50-21-20 et seq. is not the exclusive remedy.

          (2) The policy or policies must provide primary limits over any other liability policy provided by the State for any claims not covered by the Georgia Tort Claims Act. However, the policy(ies) must indemnify the Funds for any claims covered by the Georgia Tort Claim Act.

          (3) To the full extent permitted by the Constitution and the laws of the State of Georgia and the terms of the Funds, the Contractor and its insurers waive any right of subrogation against the Indemnitees, the Funds and insurers participating thereunder, to the full extent of this indemnification.

     (d)  Commercial Umbrella Liability Insurance.  The Contractor may purchase
          ---------------------------------------
          a Commercial Umbrella Liability Insurance Policy to provide excess coverage above the Commercial General Liability Insurance Policy, the Commercial Automobile Liability Insurance

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

          Policy, and the Workers' Compensation Employers' Liability Coverage to satisfy the minimum liability limits set forth in this Article.

          Additional Requirements for Commercial Umbrella Liability Insurance:
          -------------------------------------------------------------------

          (1) The policy or policies shall name or cover as additional insureds the officers, agents and employees of the State Agency and the State of Georgia, but only with respect to claims for which the Georgia Tort Claims Act, O.C.G.A. (S) 50-21-20 et seq. is not the exclusive remedy.

          (2) The policy or policies must provide primary limits over any other liability policy provided by the State for any claims not covered by the Georgia Tort Claims Act. However, the policy(ies) must indemnify the Funds for any claims covered by the Georgia Tort Claim Act.

          (3) The policy or policies must be on an "occurrence" basis unless waived by the State of Georgia, Department of Administrative Services, Risk Management Office.

          (4) To the full extent permitted by the Constitution and the laws of the State of Georgia and the terms of the Funds, the Contractor and its insurers waive any right of subrogation against the lndemnitees, the Funds and insurers participating thereunder, to the full extent of this indemnification.

 4.120    LIQUIDATED DAMAGES - FAILURE TO MEET RFP/CONTRACT REQUIREMENTS

In the event that the Contractor fails to meet the RFP and contract requirements listed below, damage shall be sustained by DMA which will be difficult or impossible to ascertain exactly. The Contractor, therefore, agrees to pay DMA the sums set forth below as liquidated damages, and not as a penalty.

 A.  DELIVERABLES AND REPORT PRODUCTION

REQUIREMENT:

All deliverables and reports described in Section 3 of the RFP must be delivered to DMA in final form by the dates approved by DMA.

These include, but are not limited to:
     1.  operations manual interim or annual updates;
     2.  disaster recovery plan interim and annual updates;
     3.  vehicle reports;
     4.  driver reports;
     5.  transportation services reporting;
     6.  detailed reports

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

     7.  summary reports
     8.  accident reports;
     9.  moving violation reports;
     10. complaints reports;
     11. telephone system reports;
     12. annual certified financial audit; and
     13. quality assurance plan interim and annual updates.

LIQUIDATED DAMAGES:

One hundred dollars ($100) per working day or any part thereof for each day each report or other deliverable is late or unacceptable.

 B.  RECORD KEEPING

REQUIREMENT:

The Contractor shall maintain and shall make available within three (3) working days of request all records. These include, but are not limited to:
     1.  Printouts of computerized recipient worksheets
     2.  Transportation provider records
     3.  Vehicle records
     4.  Vehicle manifests
     5.  Safety inspection records
     6.  Driver records
     7.  Records of complaints
     8.  Office/Business records relating to this contract as needed.

LIQUIDATED DAMAGES:

One hundred dollars ($100) per working day or any part thereof for failure to produce any record as required.

 C.  VEHICLE RELATED REQUIREMENTS

REQUIREMENT:

The Contractor must assure that transportation providers maintain all vehicles utilized in this contract up to all vehicle manufacturer and state and federal safety standards, regulations of the PSC, the Americans with Disability Act
(ADA), and RFP requirements. Any vehicle found non-compliant with safety standards, PSC or ADA regulations, or RFP requirements must be removed from service immediately upon discovery.



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                                                                              13

LIQUIDATED DAMAGES:

Five hundred dollars ($500) per calendar day or any partial day that non-compliant vehicle is in service from the date of discovery.

 D.  DRIVER RELATED REQUIREMENTS

1.   REQUIREMENT:

Any driver who is found not to be in compliance with Section 3.250 of the RFP must be immediately removed from driving under this contract.

1.   LIQUIDATED DAMAGES:

Five hundred dollars. ($500) per calendar day or any part thereof in which a driver who is non-compliant with Section 3.250 of the RFP is allowed to drive under this contract.

2.   REQUIREMENT:

Any driver who receives three (3) substantiated complaints in a 90-day period must be removed from driving under this contract or enter a retraining program. If a driver receives six (6) substantiated complaints within a twelve (12) month time period, he/she must be removed from driving under this contract.

2.   LIQUIDATED DAMAGES:

One hundred dollars ($100) a calendar day or any part thereof in which such a driver is allowed to drive under this contract before retraining or before dismissal.

E.   REQUIREMENTS RELATED TO PROVISION OF TRANSPORTATION SERVICES

1.   REQUIREMENT:

The Contractor shall be responsible for arranging for back-up vehicles and/or personnel when notified by a recipient, a provider or DMA that a vehicle is excessively late, is otherwise unavailable for services or when specifically requested by DMA. The vehicle is "excessively late" if it is thirty (30) minutes late in meeting its assigned schedule.

1.   LIQUIDATED DAMAGES:

Two hundred dollars ($200) per occurrence where back-up service is not available within the required period of time.


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                                                                              14

2.   REQUIREMENT:

The Contractor is required to assure that the proper type vehicle is utilized for the status of the Medicaid recipient being transported.

2.   LIQUIDATED DAMAGES:

Two hundred dollars ($200) per occurrence where a vehicle is utilized that is not adequate to meet the health care status of the Medicaid recipient being transported.

3.   REQUIREMENT:

Contractors are required to assure that recipients are picked up within fifteen
(15) minutes of the scheduled pick-up time.

3.   LIQUIDATED DAMAGES:

One thousand dollars ($1000) for any month in which ten per cent (10%) of scheduled pick-ups are late. An additional one thousand dollars ($1000) will be assessed for each percent that exceeds ten percent (10%).

4.   REQUIREMENT:

Contractors are required to assure that recipients are delivered to scheduled health care appointments on time.

4.   LIQUIDATED DAMAGES:

One thousand dollars ($1000) for any month in which ten per cent (10%) of arrivals for scheduled health care appointments are late. An additional one thousand ($1000) will be assessed for each per cent that exceeds ten per cent (10%).

F.   BUSINESS REQUIREMENTS

1.   REQUIREMENT:

The Contractor shall have sufficient toll free telephone lines, phones, staff, and support equipment to meet these performance requirements. The phone system installed must have an automated reporting system that identifies the number of calls on hold and length of time, and number of calls per line.

Telephone operating hours are 6:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday and Saturday from 8:00 a.m. to 1:00 p.m. Eastern Time unless otherwise approved by DMA.

Incoming telephone calls shall not be placed on "hold" for more than an average of two minutes.

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                                                                              15

1.   LIQUIDATED DAMAGES:

One hundred dollars ($100) per hour or any part thereof that telephone operating hours/days do not meet the requirement.

Ten dollars ($10) for each minute or any part thereof that a call placed on "hold" exceeds the requirement.

2.   REQUIREMENT:

Incoming telephone calls shall not exceed a ten percent (10%) "busy" signal rate. The Contractor must add sufficient telephone lines to bring the service within contract standards within a timeframe agreed upon by the DMA.

2.   LIQUIDATED DAMAGES

Five hundred dollars ($500) per working day or any part thereof that corrective action is late.

3.   REQUIREMENT:

Contractor personnel used for scheduling must maintain a courteous and polite attitude. Any service personnel who receives three (3) substantiated complaints in a 90-day period must be removed from a position of direct public contact or retained. If a service staff receives six (6) substantiated complaints within a twelve (12) month period, he/she must be removed from a position of direct public contact.

3.   LIQUIDATED DAMAGES

One hundred dollars ($100) per business day or any part thereof that any service staff personnel is allowed to remain in a direct public contact position after the requirement is exceeded.

4.   REQUIREMENT:

The Contractor must back up all computer files and store in a DMA approved off-site storage area for safety.

4.   LIQUIDATED DAMAGES:

Fifty dollars ($50) per working day for each file that is found not to have been backed up correctly.

5.   REQUIREMENT:

The Contractor must provide on-line access to DMA during normal working hours. On-line access includes the ability to view all system information and print reports. DMA shall have free access (read-

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                                                                              16

only) to the Contractor's systems to include, but not limited to, recipient reservation worksheets, transportation provider records, and historical records.

5.   LIQUIDATED DAMAGES:

Two hundred fifty dollars ($250) per working day in which DMA access to the Contractor's system is unavailable for sixty (60) or more minutes.

G.   RECIPIENT NOTICES

1.   REQUIREMENT:

Whenever NET service to a Medicaid recipient is denied or terminated, a notice in writing must be issued to the recipient and DMA within three (3) working days of the determination (see Section 3.281).

1.   LIQUIDATED DAMAGES:

Five hundred dollars ($500) per calendar day that such a denial notice is late in being sent or for failure to send notification.

2.   REQUIREMENT:

Newly eligibles of a region are to receive a notice regarding availability of services and instructions for accessing transportation from the region Broker within ten (10) working days of the Broker's receipt of eligibility notification.

2.   LIQUIDATED DAMAGES:

Damages in the amount of one hundred ($100) shall be assessed for each calendar day or any part thereof after the tenth working day that the newly eligible notification of available services is late being sent.

3.   REQUIREMENT:

Other notices are to be sent to recipients of a region by the region Broker as agreed to by the Contractor and DMA staff.

3.   LIQUIDATED DAMAGES:

Damages for failure to send other notices as required by DMA will be agreed upon in amount and duration at the time of the need for additional notices is agreed upon by DMA.


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                                                                              17

H.   OTHER CONTRACT PROVISIONS

REQUIREMENT:

DMA may identify any other condition resulting from Contractor non-compliance with the RFP and contract through routine monitoring activities. DMA will notify the Contractor in writing of the non-compliance and designate a reasonable time for correction of the non-compliance.

LIQUIDATED DAMAGES:

Damages in the amount of two hundred dollars ($200) shall be assessed for each working day or any part thereof after the designated time for correction until the correction of the non-compliance.

 4.130    LIMITATION OF LIABILITY

The total obligation of DMA for any term of this contract shall not exceed the fund sources committed to this contract by DMA as of its effective date, together with any additional fund sources subsequently determined to be available and committed to it by DMA.

 4.140    PERFORMANCE BOND

The Contractor in each NET region shall obtain and maintain for each contract period a performance bond issued by a surety company that is listed in the Federal Registry of Surety Companies in the amount of $250,000. In addition, the Contractor in each NET region shall obtain and maintain for each contract period a payment bond issued by a surety company that is listed in the Federal Registry of Surety Companies in the amount of $750,000

          Federal Registry of Surety Companies
          Circular #570
          Department of Treasury
          Surety Section
          401 14th Street, S.W.
          Washington, D.C.  20227
          Telephone:  (202) 874-6850

          (This Registry is updated every July 1st.)

Using the Performance Bond and Payment Bond forms in Appendix L, the Contractor shall submit an executed performance bond and an executed payment bond to DMA within fifteen (15) days of announcement of award and before the execution of the contract and again at the time of each renewal. The performance bond shall be used to cover all costs of the State up to a maximum of the full value of the bond in the event that the Contractor is unable to properly, promptly and efficiently perform the contract and/or the contract is terminated by default or bankruptcy. The payment bond shall be used to cover delinquent payments to the transportation service providers and other vendors under contract with the Broker up to a maximum of the full value of the bond in the event that the Contractor is unable to

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                                                                              18
properly, promptly and efficiently perform the contract and/or the contract is terminated by default or bankruptcy.

 4.150    ACCEPTANCE

The Contractor shall comply with all of the requirements of Section 3 of the RFP, and DMA shall have no obligation to accept any deliverable tendered to it until such time as all of said requirements have been met as to each such deliverable.

 4.160    WARRANTY AGAINST BROKERS' FEES

The Contractor warrants that it has not employed any company or person, other than a bona fide employee working solely for the Contractor or company regularly employed as its marketing agent, to solicit or secure this contract and that it has not paid or agreed to pay any company or person, other than a bona fide employee working solely for the Contractor or a company regularly employed by the Contractor as its marketing agent, any fee, commission, percentage, brokerage fee, gift, or other consideration contingent upon or resulting from the award of this contract. In the event of a breach of this warranty by the Contractor, DMA shall have the right to terminate this contract without any liability whatsoever, or, in its discretion, to deduct from the contract price or consideration or otherwise recover the full amount of such fee, commission, percentage, brokerage fee, gift or contingent fee.

 4.170    TERMINATION OF THE CONTRACT

This contract may terminate or may be terminated by DMA for any or all of the following reasons:

          .     For any default by the Contractor;
          .     For the convenience of DMA;
          .     In the event of the insolvency of or declaration of bankruptcy by the Contractor; and
          .     In the event sufficient appropriated, otherwise obligated
                funds no longer exist for the payment of DMA's obligation hereunder.

Each of these is described in the following subsections.

 4.171    Termination for Default

The failure of the Contractor to perform or comply with any term, condition, or provision of this contract shall constitute a default by the Contractor. In the event of default, DMA shall notify the Contractor by certified or registered mail, return receipt requested, of the specific act or omission of the Contractor which constitutes default. The Contractor shall have fifteen (15) calendar days from the date of receipt of such notification to cure such default. In the event of default, and during the above-specified grace period, performance under the contract shall continue as though the default had never occurred. In the event the default is not cured in fifteen (15) calendar days, DMA may, at its sole option, terminate the contract for default. Such termination shall be accomplished by written notice of termination forwarded to the Contractor by certified or registered mail, return receipt requested, and shall be effective at the

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                                                                              19
close of business on the date specified in the notice. If it is determined, after notice of termination for default, that the Contractor's failure was due to causes beyond the control of and without error or negligence of the Contractor, the termination shall be deemed a termination for convenience under subsection 4.182.

 4.172    Termination for Convenience

DMA may terminate performance of work under the contract in whole or in part whenever, for any reason, DMA shall determine that such termination is in the best interest of the state. In the event that DMA elects to terminate the contract pursuant to this provision, it shall so notify the Contractor by certified or registered mail, return receipt requested. The termination shall be effective as of the date specified in the notice.

 4.173    Termination for Bankruptcy or Insolvency

In the event that the Contractor shall cease conducting business in the normal course, become insolvent, make a general assignment for the benefit of creditors, suffer or permit the appointment of a receiver for its business or its assets or shall avail itself of, or become subject to, any proceedings under the Federal Bankruptcy Act or any other statute of any state relating to insolvency or the protection of the rights of creditors, DMA may, at its option, terminate this contract. In the event DMA elects to terminate the contract under this provision, it shall do so by sending notice of termination to the Contractor by certified or registered mail, return receipt requested. The date of termination shall be deemed to be the date such notice is mailed to the Contractor, unless otherwise specified.

 4.174    Termination for Unavailability of Funds

Notwithstanding any other provision of this contract, the parties hereto agree that the charges hereunder are payable by DMA from appropriations received by DMA from the General Assembly of the state and matched by current percentages of federal financial participation (FFP). In the event such appropriations are determined at the sole discretion of the Commissioner of DMA no longer to exist or to be insufficient with respect to the charges payable hereunder, this contract shall terminate without further obligation of DMA as of that moment.
In such event, the Commissioner of DMA shall certify to the Contractor the occurrence thereof, and such certification shall be conclusive.

 4.175    Termination Procedures

The Contractor shall:
 .       Stop work under the contract on the date and to the extent specified in the notice of termination;

 .       Place no further orders or subcontract for materials, services, or facilities, except as may be necessary for completion of such portion of the work under the contract as is not terminated;

 .       Terminate all orders and subcontracts to the extent that they relate to the performance of work terminated by the notice of termination;

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                                                                              20

 .       Assign to DMA in the manner and to the extent directed by the Contract
        Administrator all of the right, title, and interest of the Contractor under the orders or subcontracts so terminated, in which case DMA shall have the right, in its discretion, to settle or pay any or all claims arising out of the termination of such orders and subcontracts;

 .       With the approval of the Contract Administrator, settle all outstanding liabilities and all claims arising out of such termination or orders and subcontracts, the cost of which would be reimbursable in whole or in part, in accordance with the provisions of the contract;

 .       Complete the performance of such part of the work as shall not have been terminated by the notice of termination;

 .       Take such action as may be necessary, or as the Contract Administrator may direct, for the protection and preservation of any and all property or information related to the contract which is in the possession of the Contractor and in which DMA has or may acquire an interest;

 4.176    Termination Claims

After receipt of a notice of termination, the Contractor shall submit to the Contract Administrator any termination claim in the form and with the certification prescribed by the Contract Administrator. Such claim shall be submitted promptly but in no event later than six (6) months from the effective date of termination. Upon failure of the Contractor to submit its termination claim within the time allowed, the Contract Administrator may, subject to any review required by the state procedures in effect as of the date of execution of the contract, determine, on the basis of information available, the amount, if any, due to the Contractor by reason of the termination and shall thereupon cause to be paid to the Contractor the amount so determined.

Upon receipt of notice of termination, the Contractor shall have no entitlement to receive any amount for lost revenues or anticipated profits or for expenditures associated with this or in any other contract. The Contractor shall be paid only by the following upon termination:

 .       At the contract price(s) for completed deliverables and services delivered to and accepted by DMA; and/or

 .       At a price mutually agreed by the Contractor and DMA for partially completed deliverables.

In the event of the failure of the Contractor and DMA to agree in whole or in part as to the amounts with respect to costs to be paid to the Contractor in connection with the total or partial termination of work pursuant to this article, DMA shall determine on the basis of information available the amount, if any, due to the Contractor by reason of termination and shall pay to the Contractor the amount so determined.

The Contractor shall have the right of appeal, as stated under subsection 4.080, from any such determination made by DMA.


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                                                                              21

 4.180    CHANGE OF OWNERSHIP OR LEGAL STATUS

Any Contractor that undergoes a change (including, but not limited to, dissolution, incorporation, re-incorporation, reorganization, change of ownership of assets, merger or joint venture) so that as a result, the Contractor either becomes a different legal entity or is replaced in the program by another contractor, must give DMA at least thirty (30) days prior written notice. The successor Contractor simultaneously must submit the information requested in sections 6.100 through 6.530 in this NET RFP for DMA's evaluation. Failure of the successor to submit this information or failure to obtain a successful evaluation from DMA will prevent DMA from reimbursing any further services as of the date of the change.

 4.190    LIABILITY FOR OVERPAYMENT, ENTITLEMENT TO UNDERPAYMENT

Any person or entity that replaces a Contractor in the Georgia Medicaid program shall be deemed to have accepted joint and several liability, along with its predecessor, for any overpayment sought to be recovered by DMA after the effective date of the successor Contractor take over, regardless of the successor's contract status or lack of affiliation with its predecessor at the time the overpayment was made. An entity shall be deemed to have replaced a Contractor if it (1) effectively became a different legal entity through incorporation, re-incorporation, merger, joint venture, dissolution, creation of a partnership, or reorganization; (2) took over more than fifty percent (50%) of the predecessor's assets or Medicaid activities; or (3) has substituted for the predecessor in the program, as evidenced by all attendant circumstances. Reimbursement for services rendered prior to the effective date of take over by a successor Contractor (including any adjustments for underpayment made by DMA) shall be made to the Contractor of record at the time the payment is made or to that Contractor's payee as properly designated on the appropriate form(s) required by DMA. Any disputes or conflicts, legal or otherwise, arising between the current Contractor and the predecessor Contractor concerning either apportionment of liability for any overpayment previously made by DMA or the right to additional reimbursement for any underpayment previously made by DMA shall be the sole responsibility of such parties and shall not include DMA.

 4.200 CONFORMANCE WITH FEDERAL LAWS AND REGULATIONS

The Contractor shall agree to conform with such Federal Laws as affect the delivery of services under this contract including but not limited to Titles VI, VII, and XIX of the Social Security Act, the Federal Rehabilitation Act of 1973, and the Americans with Disability Act of 1993 (28 CFR 35.100 et seq.). The Contractor shall agree to conform to such requirements or regulations as the United States Department of Health and Human Services may issue from time to time. Authority to implement federal requirements or regulations will be given to the Contractor by DMA by a contract amendment.

 4.210    FORCE MAJEURE

Neither party to this contract shall be responsible for delays or failures in performance resulting from acts beyond the control of such party. Such acts shall include but not be limited to acts of God, strikes, riots, lock-outs, acts of war, epidemics, fire, earthquakes, or other disasters.

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                                                                              22

 4.220    CONFLICT OF INTEREST

The Contractor covenants that it presently has no interest and shall not acquire any interest, direct or indirect, which would conflict in any manner or degree with its performance hereunder. The Contractor further covenants that in the performance of the contract no person having any such interest is presently employed or shall be employed in the future by the Contractor.

The Contractor and all subcontractors are prohibited from owning or having any financial interest in organizations that deliver NET transportation services to Georgia Medicaid recipients. The Contractor and all subcontractors must maintain an arm's length relationship with any transportation delivery entities.

All of the parties hereto hereby certify that the provisions of Chapter 45-10-20 through 45-10-28 of the Official Code of Georgia Annotated have not been violated and will not be violated in any respect.

 4.230    PROVISION OF GRATUITIES

Neither the Contractor nor any person, firm or corporation employed by the Contractor in the performance of this contract shall offer or give, directly or indirectly, to any employee or agent of the state, any gift, money or anything of value, or any promise, obligation or contract for future reward or compensation at any time during the term of this contract.

4.240     NON-COMPETITION FOR EMPLOYEES

During the term of this contract and for a period of one (1) year from the date of termination or expiration of this contract, unless otherwise agreed to in writing, neither DMA nor the Contractor shall solicit for employment as a consultant or independent contractor any sales, marketing or management employee hereinafter and during the term of this contract employed by the other, or the Contractor's parent corporation, or any corporation controlled by, controlling, or under common control with the Contractor who is working on this project during the prior twelve (12) months; provided, however, the term "solicit for employment" shall not be deemed to include advertising in newspapers or trade publications addressed to the general public and either party may employ any person now or hereafter employed by the other (including the Contractor's parent, or any corporate affiliate) who, without other solicitation, responds to such an advertisement or applies for employment without solicitation.

4.250     STATE OWNERSHIP AND USE

The Broker shall provide to DMA all data files and documentation specifically developed by the Broker for use with the Georgia NET Program, to include but limited to:

 .       All data files in the most current version;
 .       Operational Procedures Manuals and other documentation;
 .       System and program documentation in a form usable and acceptable to DMA, describing the most current version of the system;

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                                                                              23

 .    A complete description of the hardware, software, and communication environment used by the Broker in support of the NET Program;
 .    Training programs for DMA staff, its agents or designated representatives in the operation and maintenance of the Broker's system; and
 .    Any and all performance enhancing operational plans.

This obligation is not subject to any limitation in any respect, whether by claim for the cost of any part of the system as proprietary or by failure to claim for cost of any part of the system.

 4.260    STATE PROPERTY

The Contractor shall be responsible for the proper custody and care of any state-owned property furnished for use in connection with the performance of the contract; and the Contractor will reimburse DMA for any loss or damage thereto; normal wear and tear expected.

 4.270    NOTICES

All notices under this contract shall be deemed duly given upon delivery, if delivered by hand (against receipt); or three (3) calendar days after posting, if sent by registered or certified mail, return receipt requested, to a party hereto at the addresses set forth below or to such other address as a party may designate by notice pursuant hereto.

DMA Contract Administrator
     Carleton Guptill
     Contract Administration
     Department of Medical Assistance
     40th Floor
     2 Peachtree Street, N.W.
     Atlanta, Georgia 30303

DOAS Contract Issuing Officer
     David Candler, Technical Procurement Manager
     State Purchasing Office
     Department of Administrative Services
     1308 West Floyd Veterans Memorial Building
     200 Piedmont Avenue, S.E.
     Suite 1320, West Tower
     Atlanta, Georgia 30334-9010

Vendor Representative and Address:
     Automated Dispatch Solutions, Inc.
     ATTN:  John Shermyen
     8175 NW 12th Street, Ste. 430
     Miami, FL  33216

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                                                                              24

 4.280 SURVIVAL

The terms, provisions, representatives and warranties contained in this contract shall survive the development and submission of all required deliverables and the payment of the purchase price thereof.

 4.290    ATTORNEY'S FEES

In the event that the state should prevail in any legal action arising out of the performance or non-performance of this contract, the Contractor shall pay, in addition to any damages, all expenses of such action including reasonable attorneys' fees and costs regardless that DMA is represented by the Attorney General. The term legal action shall be deemed to include administrative proceedings of all kinds, as well as all actions at law or equity.

 4.300    WAIVER

The waiver by DMA of any breech of any provision contained in this contract shall not be deemed to be a waiver of such provision on any subsequent breech of the same or any other provision contained in this contract and shall not establish a course of performance between the parties contradictory to the terms hereof.

 4.310    AUTHORITY

Each party has full power and authority to enter into and perform this contract, and the person signing this contract on behalf of each party certifies that such person has been properly authorized and empowered to enter into this contract. Each party further acknowledges that it has read this contract, understands it, and agrees to be bound by it.

 4.320    SEVERABILITY

If any provision of the contract (including items incorporated by reference) is declared or found to be illegal, unenforceable, or void, then both DMA and the Contractor shall be relieved of all obligations arising under such provision; if the remainder of the contract is capable of performance, it shall not, at the sole option of DMA, be affected by such declaration or finding and shall be fully performed.

 4.330    ASSIGNABILITY

The Contractor shall not assign this contract to any third party without prior written approval by DMA.

 4.340    AMENDMENTS IN WRITING

No amendment to this contract shall be effective unless it is in writing and signed by duly authorized representatives of the Contractor, DMA and DOAS.


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                                                                              25

 4.350    ENTIRE AGREEMENT

This contract constitutes the entire agreement between the parties with respect to the subject matter. No written or oral agreements, representatives, statements, negotiations, understandings, or discussions which are not set out, referenced, or specifically incorporated in this contract shall in no way be binding or of affect between the parties.

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                                                                              26

                                 SIGNATURE PAGE


IN WITNESS WHEREOF, the parties have executed this contract this 17th day of July, 1997.



DEPARTMENT OF MEDICAL ASSISTANCE


BY:
          Marjorie P. Smith
          Commissioner


DEPARTMENT OF ADMINISTRATIVE SERVICES


BY:        /s/ David M. Candler
           --------------------
            Signature/Date


           Purchasing Agent
           ----------------
            Title


CONTRACTOR

           Automated Dispatch Solutions, Inc
           ---------------------------------
            Contractor Name


BY:
            Signature Date

           C.E.O
           -----
            Title

4/25/97    Signed before me this 25 day
           of April, 1997 as to Automated
           Dispatch Solutions, Inc. John Shermyen


                        Notary Public

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                                                                              27

                                AMENDMENT NO. 1

                                     TO THE

                                CONTRACT BETWEEN

                   THE DEPARTMENT OF ADMINISTRATIVE SERVICES

                                  ON BEHALF OF

                      THE DEPARTMENT OF MEDICAL ASSISTANCE

                                      AND

                                  LOGISTICARE



                                                            RFP NO. 419-03-00309

             AMENDMENT #1 TO THE CONTRACT BETWEEN THE DEPARTMENT OF
           ADMINISTRATIVE SERVICES (DOAS) ON BEHALF OF THE DEPARTMENT
                 OF MEDICAL ASSISTANCE AND NON-EMERGENCY BROKER

     WHEREAS, The Department of Medical Assistance (hereinafter called the "Department") and LogistiCare, formerly known as Automated Dispatch Solutions, Inc. (ADS), (hereinafter called the "Contractor") executed a Contract for the development and administration of a broker system for the provision of a non-emergency transportation system in the Central, Southwest and East NET Regions on behalf of the Georgia Department of Medical Assistance, including in its terms RFP No. 419-03-00309, (hereinafter called the "Contract");

     WHEREAS, DMA and the Contractor desire to amend the above-referenced Contract pursuant to 4.020 by modifying the reimbursement methodology and certain other provisions of the Contract as set forth below.

     NOW THEREFORE, for and in consideration of the mutual promises of the parties, the terms provisions and conditions of this agreement (hereinafter called the "Amendment") and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Department and the Contractor, with the express consent of DOAS, hereby agree:

I. Effective April 1, 1998, the Department agrees to implement a policy which eliminates the Contractor's obligation to transport nursing home recipients to mental health services with specified exemptions.

II. The Department agrees to review the appropriateness of treatment in the delivery of outpatient mental health services affecting NET utilization and to report the results of such review to Contractor no later than June 30, 1998.

III. The Department agrees not to print the Contractor's name or phone number on any Medicaid cards issued on or after May 1, 1998.

IV.To modify the RFP/Contract as specified:

        A.   Add Number 5 to subsection 3.011, Modes of Transportation to read
             ---
             as follows:

             5. COMMERCIAL TAXI SERVICES: The Contractor is allowed to use commercial taxi services to supplement its ambulatory services.

        B.   Add new paragraph to subsection 3.020, Reimbursement, to read as
             ---
             follows:

             Any advance payments made to the Contractor shall be deducted by the Department from future payments owed to the Contractor during the same fiscal year.

        C.   Add new bullet to subsection 3.120, Page 9, regarding
             ---
             Transportation to read as follows:

     .  utilizing commercial taxi services to supplement ambulatory services.

D.   Modify subsection 3.130, Page 9, regarding RECIPIENT EDUCATION AND
     ------
     APPLICATION FOR SERVICES, Paragraph 2, to read as follows:

     The Broker is responsible for developing an educational plan for recipients that includes at least the following: initial mailing and any other mutually agreed upon notices to recipients within their region, as defined below. All notices shall be reviewed and approved by DMA prior to mailing.

E.   Delete the paragraph entitled MONTHLY NOTICE, in subsection 3.130.
     ------

F.   Add new paragraph to subsection 3.132, Validity of Information to read as
     ---
     follows:

     The Department agrees that if and when Contractor identifies specific recipients or facilities acting on behalf of recipients which, based upon criteria established by the Contractor and approved by the Department (such approval shall not be unreasonably withheld and shall be granted or denied within ten work days of submission of the criteria to the Department), appear to be receiving or requesting NET services which are not within the scope of the services required under the Contract, it will be the obligation of the recipient or facilities to prove that the requested services are allowable. Until such proof is provided and verified, under penalty of Medicaid fraud, the Department agrees that Contractor may deny service.

G.   Modify subsection 3.210, Page 14, Paragraphs 2 and 3 regarding Hours of
     ------
     Operation.

     . The Broker shall provide scheduling services with sufficient capacity Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern Time with no routine scheduling hours on Saturdays. Time of the actual transport is predicated on the need of the recipient. Scheduling and business functions may be closed for New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving Day, and Christmas Day.

     . The Broker must have a telephone system and appropriate personnel available to allow for "paging" after-hours, including Saturdays, Sundays and stated holidays. The Broker will be responsible for arranging transportation services for appointments, urgent care and replacing disabled vehicles after hours.

H.   Modify subsection 3.320, Page 29, Paragraph 3 to read as follows:
     ------

     . The Project manager of the contract and scheduling staff must be located at the central business office in each NET region. Scheduling staff must be at the office between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, Monday through Friday.

I.   Modify subsection 3.260 to allow the Contractor to establish and implement
     ------
     its own Driver, Attendant, and Service Personnel Training standards, in lieu of the standards specified in the RFP, subject to receipt of written advance approval from the Department.

J.   Delete subsection 6.420, COST DETAILS FOR PRICING PROPOSAL.
     ------

K.   Add new paragraph to subsection 6.433, Monthly Operational Payment, to read
     ---
     as follows:

     Any advance payments made to the Contractor shall be deducted by the Department from future payments owed to the Contractor during the same fiscal year.

L.   Delete Appendix D-5, Price Proposal and substitute Attachment A,
     ------
     incorporated by reference into this Amendment, to reflect payment modifications.

M.   Modify subsection 4.000, Paragraph 2, to read as follows:
     ------

     In the event of a conflict in language between the various documents incorporated into this Contract, the provisions and requirements set forth in this Contract shall govern unless otherwise specified in the Contract. In the event of a conflict between the language of the RFP, as amended, and the Contractor's proposal, the language in the RFP shall govern.

N.   Add new section, 4.116, Complaints, to read as follows:
     ---

     The Department agrees that effective immediately any and all parties (other than elected or appointed officials or state government employees or representatives) verbally informing the Department of Non-Emergency Transportation service issues in the Contractor's region (hereinafter "Complainants") shall be informed by the Department that such service issues will not be handled by the Department directly and must be addressed by such Complainants directly to Contractor and the Department and Contractor agree that such complaints shall be handled in the manner described in the RFP. The Department shall not become directly involved with the processing of service issues identified verbally by Complainants except in accordance with the procedures regarding appeals described in the RFP. Additionally, the Department agrees to inform any and all transportation providers who complain to the Department in written or verbal form that such issues will not be handled by the Department and must be addressed by such transportation providers directly to Contractor. The Department agrees that the manner in which Contractor manages its relationship with any and all transportation providers is within the Contractor's discretion. Nothing herein shall prevent the Department from exercising its rights under the RFP and to the extent that the provisions of this paragraph specifically conflict with the RFP, the RFP shall be controlling.

O.   Modify subsection 4.120 (F.) BUSINESS REQUIREMENTS, Number 1, Paragraph 2,
     ------
     Page 15 to read as follows:

     . Telephone operating hours are 8:00 a.m. to 6:00 p.m. Eastern Time, Monday through Friday with no routine scheduling hours on Saturdays unless otherwise approved by DMA.

P.   Delete subsection 4.120 (G.) RECIPIENT NOTICES, Item 2, Page 17.
     ------

Q.   Add new bullet in the Contract, subsection 4.250, State Ownership and Use
     ---
     to read as follows:

     . Any Driver, Attendant, and Service Personnel training standards established and implemented in lieu of standards specified in 3.260.

R.   Replace Appendix J, Glossary, Page 1, Business Day and Page 6, Scheduling
     -------                               ------------             ----------
     Day/Hours, to read as follows:
     ---------

          Business Day -- The business office must be open between the hours of
          ------------
          8:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday. Scheduling staff must be at the office between the hours of 8:00 a.m. and 6:00 p.m.., Eastern time, Monday through Friday with no routine scheduling hours on Saturdays.

          Scheduling Day/Hours -- Any day or time when the Broker is expected,
          --------------------
          under the terms of this contract, to have personnel available for scheduling NET services. Designated hours during which scheduling of appointments can be done is a mandated function of the Broker. The hours of 8:00 a.m. to 6:00 p.m., Eastern time, Monday through Friday with no routine scheduling hours on Saturdays.

S.   Delete Appendix J, Glossary, Page 8, last paragraph.
     ------

DMA and the Contractor agree that they have assumed an obligation to perform the covenants, agreements, duties and obligations of the Contract, as modified and amended herein, and agree to abide by all the provisions, terms and conditions contained in the Contract as modified and amended.

This Amendment shall be binding and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns. Whenever the provisions of the Amendment and the Contract are in conflict, the provisions of the Amendment shall take precedence and control.

It is understood by the parties hereto that, if any part, term or provision of this Amendment or this entire Amendment is held to be illegal or in conflict with any law of this State, then DMA at its sole option may enforce the remaining unaffected portions or provisions of this Amendment or of the Contract and the rights and obligations of the parties shall be construed and enforced as if the Contract or Amendment did not contain the particular part, term or provision held to be valid.

The Contract and this Amendment constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior negotiations, representations or contracts, either written or oral, between the parties hereto relating to the subject matter hereof and shall be independent of and have no effect upon any other contracts.

This Amendment shall remain effective for so long as the Contract is in effect.

This Amendment shall be construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, DMA, the Contractor, and DOAS through their authorized officers and agents have caused this Amendment to be executed on their behalf, all on the date, month and year written below.



DEPARTMENT OF MEDICAL ASSISTANCE


BY:  /s/ William R. Taylor                        3-2-98
     ---------------------                        ------
     William R. Taylor, M.D., M.P.H.              Date
     Commissioner


DEPARTMENT OF ADMINISTRATIVE SERVICES


BY:  /s/                                          3/5/98
     ---                                          ------
     Signature                                    Date


     Tech Procurement Mgr.
     ---------------------
     Title


CONTRACTOR


     LogistiCare
     -----------
     Contractor Name


BY:  /s/                                          3-3-98
     ---                                          ------
     Signature                                    Date


     President/CEO
     -------------
     Title

         IN WITNESS WHEREOF, DMA, the Contractor, and DOAS through their authorized officers and agents have caused this Amendment to be executed on their behalf, all on the date, month and year written below.



DEPARTMENT OF MEDICAL ASSISTANCE


BY:  /s/ William R. Taylor                        3-2-98
     ---------------------                        ------
     William R. Taylor, M.D., M.P.H.              Date
     Commissioner


DEPARTMENT OF ADMINISTRATIVE SERVICES


BY:  /s/                                          3/5/98
     ---                                          ------
     Signature                                    Date


     Tech Procurement Mgr.
     ---------------------
     Title


CONTRACTOR


     LogistiCare
     -----------
     Contractor Name


BY:  /s/                                          3-3-98
     ---                                          ------
     Signature                                    Date


     President/CEO
     -------------
     Title

                                 PRICE PROPOSAL
                               CENTRAL NET REGION


-----------------------------------------------------------------------------------------------------
A.    IMPLEMENTATION PERIOD                             (FEE NOT TO EXCEED $200,000)
-----------------------------------------------------------------------------------------------------
                                          Maximum Monthly       Proposed Monthly     Number of Months
               Period                  Amount per Eligible    Amount per Eligible        in Period
                                            (Column 1)             (Column 2)           (Column 3)
-----------------------------------------------------------------------------------------------------
B.    1/ST/ CONTRACT SERVICE PERIOD            $3.00                  $3.90                  4
       (10/1/97 - 1/31/98)

-----------------------------------------------------------------------------------------------------

C.    2/ND/ CONTRACT SERVICE PERIOD            $3.00                  $9.35                  5
       (2/1/98 - 6/30/98)

-----------------------------------------------------------------------------------------------------

D.    3/RD/ CONTRACT SERVICE PERIOD            $2.75                  $6.93                 12
       (7/1/98 - 6/30/99)

-----------------------------------------------------------------------------------------------------

E.    4/TH/ CONTRACT SERVICE PERIOD            $2.50                  $6.93                 12
       (7/1/99 - 6/30/00)

-----------------------------------------------------------------------------------------------------

SIGNED:
               OFFEROR'S COMMITTING AUTHORITY          DATE

                                 PRICE PROPOSAL
                              SOUTHWEST NET REGION

-----------------------------------------------------------------------------------------------------
     A.    IMPLEMENTATION PERIOD                        (FEE NOT TO EXCEED $200,000)
-----------------------------------------------------------------------------------------------------
                                          Maximum Monthly       Proposed Monthly     Number of Months
               Period                  Amount per Eligible    Amount per Eligible        in Period
                                            (Column 1)             (Column 2)           (Column 3)
-----------------------------------------------------------------------------------------------------
 B.    1/ST/ CONTRACT SERVICE PERIOD           $3.00                  $3.00                  4
         (10/1/97 - 1/31/98)

-----------------------------------------------------------------------------------------------------
                                               $3.00                  $7.02                  5
 C.    2/ND/ CONTRACT SERVICE PERIOD
         (2/1/98 - 6/30/98)

-----------------------------------------------------------------------------------------------------

 D.    3/RD/ CONTRACT SERVICE PERIOD           $2.75                  $5.23                 12
         (7/1/98 - 6/30/99)

-----------------------------------------------------------------------------------------------------

 E.    4/TH/ CONTRACT SERVICE PERIOD           $2.50                  $5.23                 12
          (7/1/99 - 6/30/00

-----------------------------------------------------------------------------------------------------

SIGNED:
               OFFEROR'S COMMITTING AUTHORITY          DATE

                                 PRICE PROPOSAL
                                EAST NET REGION

-----------------------------------------------------------------------------------------------------
     A.    IMPLEMENTATION PERIOD                        (FEE NOT TO EXCEED $200,000)
-----------------------------------------------------------------------------------------------------
                                          Maximum Monthly       Proposed Monthly     Number of Months
               Period                  Amount per Eligible    Amount per Eligible        in Period
                                            (Column 1)             (Column 2)           (Column 3)
-----------------------------------------------------------------------------------------------------
 B.    1/ST/ CONTRACT SERVICE PERIOD           $3.00                  $3.00                  4
         (10/1/97 - 1/31/98)

-----------------------------------------------------------------------------------------------------

 C.    2/ND/ CONTRACT SERVICE PERIOD           $3.00                  $6.38                  5
         (2/1/98 - 6/30/98)

-----------------------------------------------------------------------------------------------------

 D.    3/RD/ CONTRACT SERVICE PERIOD           $2.75                  $4.88                 12
         (7/1/98 - 6/30/99)

-----------------------------------------------------------------------------------------------------

 E.    4/TH/ CONTRACT SERVICE PERIOD           $2.50                  $4.88                 12
         (7/1/99 - 6/30/00)

-----------------------------------------------------------------------------------------------------

SIGNED:
               OFFEROR'S COMMITTING AUTHORITY          DATE

                                 PRICE PROPOSAL
                               CENTRAL NET REGION

-----------------------------------------------------------------------------------------------------
     A.    IMPLEMENTATION PERIOD                        (FEE NOT TO EXCEED $200,000)
-----------------------------------------------------------------------------------------------------
                                          Maximum Monthly       Proposed Monthly     Number of Months
               Period                  Amount per Eligible    Amount per Eligible        in Period
                                            (Column 1)             (Column 2)           (Column 3)
-----------------------------------------------------------------------------------------------------
 B.    1/ST/ CONTRACT SERVICE PERIOD           $3.00                  $3.90                  4
         (10/1/97 - 1/31/98)

-----------------------------------------------------------------------------------------------------

 C.    2/ND/ CONTRACT SERVICE PERIOD           $3.00                  $9.35                  5
         (2/1/98 - 6/30/98)

-----------------------------------------------------------------------------------------------------

 D.    3/RD/ CONTRACT SERVICE PERIOD           $2.75                  $6.93                 12
         (7/1/98 - 6/30/99)

-----------------------------------------------------------------------------------------------------

 E.    4/TH/ CONTRACT SERVICE PERIOD           $2.50                  $6.93                 12
         (7/1/99 - 6/30/00)

-----------------------------------------------------------------------------------------------------

SIGNED:
               OFFEROR'S COMMITTING AUTHORITY          DATE

                                 PRICE PROPOSAL
                              SOUTHWEST NET REGION

-----------------------------------------------------------------------------------------------------
     A.    IMPLEMENTATION PERIOD                        (FEE NOT TO EXCEED $200,000)
-----------------------------------------------------------------------------------------------------
                                          Maximum Monthly       Proposed Monthly     Number of Months
               Period                  Amount per Eligible    Amount per Eligible        in Period
                                            (Column 1)             (Column 2)           (Column 3)
-----------------------------------------------------------------------------------------------------
 B.    1/ST/ CONTRACT SERVICE PERIOD           $3.00                  $3.00                  4
         (10/1/97 - 1/31/98)

-----------------------------------------------------------------------------------------------------

 C.    2/ND/ CONTRACT SERVICE PERIOD           $3.00                  $7.02                  5
         (2/1/98 - 6/30/98)

-----------------------------------------------------------------------------------------------------

 D.    3/RD/ CONTRACT SERVICE PERIOD           $2.75                  $5.23                 12
         (7/1/98 - 6/30/99)

-----------------------------------------------------------------------------------------------------

 E.    4/TH/ CONTRACT SERVICE PERIOD           $2.50                  $5.23                 12
          (7/1/99 - 6/30/00

-----------------------------------------------------------------------------------------------------

SIGNED:
               OFFEROR'S COMMITTING AUTHORITY          DATE

                                AMENDMENT NO. 1

                                     TO THE

                                CONTRACT BETWEEN

                   THE DEPARTMENT OF ADMINISTRATIVE SERVICES

                                  ON BEHALF OF

                      THE DEPARTMENT OF MEDICAL ASSISTANCE

                                      AND

                                  LOGISTICARE


                                                            RFP NO. 419-03-00309

             AMENDMENT #1 TO THE CONTRACT BETWEEN THE DEPARTMENT OF
           ADMINISTRATIVE SERVICES (DOAS) ON BEHALF OF THE DEPARTMENT
                 OF MEDICAL ASSISTANCE AND NON-EMERGENCY BROKER

     WHEREAS, The Department of Medical Assistance (hereinafter called the "Department") and LogistiCare, formerly known as Automated Dispatch Solutions, Inc. (ADS), (hereinafter called the "Contractor") executed a Contract for the development and administration of a broker system for the provision of a non-emergency transportation system in the Central, Southwest and East NET Regions on behalf of the Georgia Department of Medical Assistance, including in its terms RFP No. 419-03-00309, (hereinafter called the "Contract");

     WHEREAS, DMA and the Contractor desire to amend the above-referenced Contract pursuant to 4.020 by modifying the reimbursement methodology and certain other provisions of the Contract as set forth below.

     NOW THEREFORE, for and in consideration of the mutual promises of the parties, the terms provisions and conditions of this agreement (hereinafter called the "Amendment") and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Department and the Contractor, with the express consent of DOAS, hereby agree:

I. Effective April 1, 1998, the Department agrees to implement a policy which eliminates the Contractor's obligation to transport nursing home recipients to mental health services with specified exemptions.

II. The Department agrees to review the appropriateness of treatment in the delivery of outpatient mental health services affecting NET utilization and to report the results of such review to Contractor no later than June 30, 1998.

III. The Department agrees not to print the Contractor's name or phone number on any Medicaid cards issued on or after May 1, 1998.

IV.  To modify the RFP/Contract as specified:

     A.   Add Number 5 to subsection 3.011, Modes of Transportation to read as
          ---
          follows:

          5. COMMERCIAL TAXI SERVICES: The Contractor is allowed to use commercial taxi services to supplement its ambulatory services.

     B.   Add new paragraph to subsection 3.020, Reimbursement, to read as
          ---
          follows:

          Any advance payments made to the Contractor shall be deducted by the Department from future payments owed to the Contractor during the same fiscal year.

     C.   Add new bullet to subsection 3.120, Page 9, regarding Transportation
          ---
          to read as follows:

          . utilizing commercial taxi services to supplement ambulatory services.

     D.   Modify subsection 3.130, Page 9, regarding RECIPIENT EDUCATION AND
          ------
          APPLICATION FOR SERVICES, Paragraph 2, to read as follows:

          The Broker is responsible for developing an educational plan for recipients that includes at least the following: initial mailing and any other mutually agreed upon notices to recipients within their region, as defined below. All notices shall be reviewed and approved by DMA prior to mailing.

     E.   Delete the paragraph entitled MONTHLY NOTICE, in subsection 3.130.
          ------

     F.   Add new paragraph to subsection 3.132, Validity of Information to read
          ---
          as follows:

          The Department agrees that if and when Contractor identifies specific recipients or facilities acting on behalf of recipients which, based upon criteria established by the Contractor and approved by the Department (such approval shall not be unreasonably withheld and shall be granted or denied within ten work days of submission of the criteria to the Department), appear to be receiving or requesting NET services which are not within the scope of the services required under the Contract, it will be the obligation of the recipient or facilities to prove that the requested services are allowable. Until such proof is provided and verified, under penalty of Medicaid fraud, the Department agrees that Contractor may deny service.

     G.   Modify subsection 3.210, Page 14, Paragraphs 2 and 3 regarding Hours
          ------
          of Operation.

          . The Broker shall provide scheduling services with sufficient capacity Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern Time with no routine scheduling hours on Saturdays. Time of the actual transport is predicated on the need of the recipient. Scheduling and business functions may be closed for New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving Day, and Christmas Day.

          . The Broker must have a telephone system and appropriate personnel available to allow for "paging" after-hours, including Saturdays, Sundays and stated holidays. The Broker will be responsible for arranging transportation services for appointments, urgent care and replacing disabled vehicles after hours.

     H.   Modify subsection 3.320, Page 29, Paragraph 3 to read as follows:
          ------

          . The Project manager of the contract and scheduling staff must be located at the central business office in each NET region. Scheduling staff must be at the office between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, Monday through Friday.

     I.   Modify subsection 3.260 to allow the Contractor to establish and
          ------
          implement its own Driver, Attendant, and Service Personnel Training standards, in lieu of the standards specified in the RFP, subject to receipt of written advance approval from the Department.

     J.   Delete subsection 6.420, COST DETAILS FOR PRICING PROPOSAL.
          ------

     K.   Add new paragraph to subsection 6.433, Monthly Operational Payment, to
          ---
          read as follows:

          Any advance payments made to the Contractor shall be deducted by the Department from future payments owed to the Contractor during the same fiscal year.

     L.   Delete Appendix D-5, Price Proposal and substitute Attachment A,
          ------
          incorporated by reference into this Amendment, to reflect payment modifications.

     M.   Modify subsection 4.000, Paragraph 2, to read as follows:
          ------

          In the event of a conflict in language between the various documents incorporated into this Contract, the provisions and requirements set forth in this Contract shall govern unless otherwise specified in the Contract. In the event of a conflict between the language of the RFP, as amended, and the Contractor's proposal, the language in the RFP shall govern.

     N.   Add new section, 4.116, Complaints, to read as follows:
          ---

          The Department agrees that effective immediately any and all parties (other than elected or appointed officials or state government employees or representatives) verbally informing the Department of Non-Emergency Transportation service issues in the Contractor's region (hereinafter "Complainants") shall be informed by the Department that such service issues will not be handled by the Department directly and must be addressed by such Complainants directly to Contractor and the Department and Contractor agree that such complaints shall be handled in the manner described in the RFP. The Department shall not become directly involved with the processing of service issues identified verbally by Complainants except in accordance with the procedures regarding appeals described in the RFP. Additionally, the Department agrees to inform any and all transportation providers who complain to the Department in written or verbal form that such issues will not be handled by the Department and must be addressed by such transportation providers directly to Contractor. The Department agrees that the manner in which Contractor manages its relationship with any and all transportation providers is within the Contractor's discretion. Nothing herein shall prevent the Department from exercising its rights under the RFP and to the extent that the provisions of this paragraph specifically conflict with the RFP, the RFP shall be controlling.

     O.   Modify subsection 4.120 (F.) BUSINESS REQUIREMENTS, Number 1,
          ------
          Paragraph 2, Page 15 to read as follows:

          . Telephone operating hours are 8:00 a.m. to 6:00 p.m. Eastern Time, Monday through Friday with no routine scheduling hours on Saturdays unless otherwise approved by DMA.

     P.   Delete subsection 4.120 (G.) RECIPIENT NOTICES, Item 2, Page 17.
          ------

     Q.   Add new bullet in the Contract, subsection 4.250, State Ownership and
          ---
          Use to read as follows:

          . Any Driver, Attendant, and Service Personnel training standards established and implemented in lieu of standards specified in 3.260.

     R.   Replace Appendix J, Glossary, Page 1, Business Day and Page 6,
          -------                               ------------
          Scheduling Day/Hours, to read as follows:
          ---------- ---------

               Business Day -- The business office must be open between the
               ------------
               hours of 8:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday. Scheduling staff must be at the office between the hours of 8:00 a.m. and 6:00 p.m.., Eastern time, Monday through Friday with no routine scheduling hours on Saturdays.

               Scheduling Day/Hours -- Any day or time when the Broker is
               --------------------
               expected, under the terms of this contract, to have personnel available for scheduling NET services. Designated hours during which scheduling of appointments can be done is a mandated function of the Broker. The hours of 8:00 a.m. to 6:00 p.m., Eastern time, Monday through Friday with no routine scheduling hours on Saturdays.

     S.   Delete Appendix J, Glossary, Page 8, last paragraph.
          ------

DMA and the Contractor agree that they have assumed an obligation to perform the covenants, agreements, duties and obligations of the Contract, as modified and amended herein, and agree to abide by all the provisions, terms and conditions contained in the Contract as modified and amended.

This Amendment shall be binding and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns. Whenever the provisions of the Amendment and the Contract are in conflict, the provisions of the Amendment shall take precedence and control.

It is understood by the parties hereto that, if any part, term or provision of this Amendment or this entire Amendment is held to be illegal or in conflict with any law of this State, then DMA at its sole option may enforce the remaining unaffected portions or provisions of this Amendment or of the Contract and the rights and obligations of the parties shall be construed and enforced as if the Contract or Amendment did not contain the particular part, term or provision held to be valid.

The Contract and this Amendment constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior negotiations, representations or contracts, either written or oral, between the parties hereto relating to the subject matter hereof and shall be independent of and have no effect upon any other contracts.

This Amendment shall remain effective for so long as the Contract is in effect.

This Amendment shall be construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, DMA, the Contractor, and DOAS through their authorized officers and agents have caused this Amendment to be executed on their behalf, all on the date, month and year written below.



DEPARTMENT OF MEDICAL ASSISTANCE


BY:  /s/ William R. Taylor                    3-2-98
     ---------------------                    ------
     William R. Taylor, M.D., M.P.H.          Date
     Commissioner


DEPARTMENT OF ADMINISTRATIVE SERVICES


BY:  /s/                                      3/5/98
     ---                                      ------
     Signature                                Date


     Tech Procurement Mgr.
     ---------------------
     Title


CONTRACTOR


     Logisticare
     -----------
     Contractor Name


BY:  /s/                                      3-3-98
     ---                                      ------
     Signature                                Date


     President/CEO
     -------------
     Title

                                AMENDMENT NO. 1

                                     TO THE

                                CONTRACT BETWEEN

                   THE DEPARTMENT OF ADMINISTRATIVE SERVICES

                                  ON BEHALF OF

                      THE DEPARTMENT OF MEDICAL ASSISTANCE

                                      AND

                                  LOGISTICARE

                                                            RFP NO. 419-03-00309

            AMENDMENT #1 TO THE CONTRACT BETWEEN THE DEPARTMENT OF
          ADMINISTRATIVE SERVICES (DOAS) ON BEHALF OF THE DEPARTMENT
                OF MEDICAL ASSISTANCE AND NON-EMERGENCY BROKER

          WHEREAS, The Department of Medical Assistance (hereinafter called the "Department") and LogistiCare, formerly known as Automated Dispatch Solutions, Inc. (ADS), (hereinafter called the "Contractor") executed a Contract for the development and administration of a broker system for the provision of a non-emergency transportation system in the Central, Southwest and East NET Regions on behalf of the Georgia Department of Medical Assistance, including in its terms RFP No. 419-030-0309, (hereinafter called the "Contract");

          WHEREAS, DMA and the Contractor desire to amend the above-referenced Contract pursuant to 4.020 by modifying the reimbursement methodology and certain other provisions of the Contract as set forth below.

          NOW THEREFORE, for and in consideration of the mutual promises of the parties, the terms provisions and conditions of this agreement (hereinafter called the "Amendment") and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Department and the Contractor, with the express consent of DOAS, hereby agree:

I. Effective April 1, 1998, the Department agrees to implement a policy which eliminates the Contractor's obligation to transport nursing home recipients to mental health services with specified exemptions.

II. The Department agrees to review the appropriateness of treatment in the delivery of outpatient mental health services affecting NET utilization and to report the results of such review to Contractor no later than June 30, 1998.

III. The Department agrees not to print the Contractor's name or phone number on any Medicaid cards issued on or after May 1, 1998.

IV.  To modify the RFP/Contract as specified:

     A.   Add Number 5 to subsection 3.011, Modes of Transportation to read as
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          follows:

          5. COMMERCIAL TAXI SERVICES: The Contractor is allowed to use commercial taxi services to supplement its ambulatory services.

     B.   Add new paragraph to subsection 3.020, Reimbursement, to read as
          ---
          follows:

          Any advance payments made to the Contractor shall be deducted by the Department from future payments owed to the Contractor during the same fiscal year.

     C.   Add new bullet to subsection 3.120, Page 9, regarding Transportation
          ---
          to read as follows:

          . utilizing commercial taxi services to supplement ambulatory services.

     D.   Modify subsection 3.130, Page 9, regarding RECIPIENT EDUCATION AND
          ------
          APPLICATION FOR SERVICES, Paragraph 2, to read as follows:

          The Broker is responsible for developing an educational plan for recipients that includes at least the following: initial mailing and any other mutually agreed upon notices to recipients within their region, as defined below. All notices shall be reviewed and approved by DMA prior to mailing.

     E.   Delete the paragraph entitled MONTHLY NOTICE, in subsection 3.130.
          ------

     F.   Add new paragraph to subsection 3.132, Validity of Information to read
          ---
          as follows:

          The Department agrees that if and when Contractor identifies specific recipients or facilities acting on behalf of recipients which, based upon criteria established by the Contractor and approved by the Department (such approval shall not be unreasonably withheld and shall be granted or denied within ten work days of submission of the criteria to the Department), appear to be receiving or requesting NET services which are not within the scope of the services required under the Contract, it will be the obligation of the recipient or facilities to prove that the requested services are allowable. Until such proof is provided and verified, under penalty of Medicaid fraud, the Department agrees that Contractor may deny service.

     G.   Modify subsection 3.210, Page 14, Paragraphs 2 and 3 regarding Hours
          ------
          of Operation.

          . The Broker shall provide scheduling services with sufficient capacity Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern Time with no routine scheduling hours on Saturdays. Time of the actual transport is predicated on the need of the recipient. Scheduling and business functions may be closed for New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving Day, and Christmas Day.

          . The Broker must have a telephone system and appropriate personnel available to allow for "paging" after-hours, including Saturdays, Sundays and stated holidays. The Broker will be responsible for arranging transportation services for appointments, urgent care and replacing disabled vehicles after hours.

     H.   Modify subsection 3.320, Page 29, Paragraph 3 to read as follows:
          ------

          . The Project manager of the contract and scheduling staff must be located at the central business office in each NET region. Scheduling staff must be at the office between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, Monday through Friday.

     I.   Modify subsection 3.260 to allow the Contractor to establish and
          ------
          implement its own Driver, Attendant, and Service Personnel Training standards, in lieu of the standards specified in the RFP, subject to receipt of written advance approval from the Department.

     J.   Delete subsection 6.420, COST DETAILS FOR PRICING PROPOSAL.
          ------

     K.   Add new paragraph to subsection 6.433, Monthly Operational Payment, to
          ---
          read as follows:

          Any advance payments made to the Contractor shall be deducted by the Department from future payments owed to the Contractor during the same fiscal year.

     L.   Delete Appendix D-5, Price Proposal and substitute Attachment A,
          ------
          incorporated by reference into this Amendment, to reflect payment modifications.

     M.   Modify subsection 4.000, Paragraph 2, to read as follows:
          ------

          In the event of a conflict in language between the various documents incorporated into this Contract, the provisions and requirements set forth in this Contract shall govern unless otherwise specified in the Contract. In the event of a conflict between the language of the RFP, as amended, and the Contractor's proposal, the language in the RFP shall govern.

     N.   Add new section, 4.116, Complaints, to read as follows:
          ---

          The Department agrees that effective immediately any and all parties (other than elected or appointed officials or state government employees or representatives) verbally informing the Department of Non-Emergency Transportation service issues in the Contractor's region (hereinafter "Complainants") shall be informed by the Department that such service issues will not be handled by the Department directly and must be addressed by such Complainants directly to Contractor and the Department and Contractor agree that such complaints shall be handled in the manner described in the RFP. The Department shall not become directly involved with the processing of service issues identified verbally by Complainants except in accordance with the procedures regarding appeals described in the RFP. Additionally, the Department agrees to inform any and all transportation providers who complain to the Department in written or verbal form that such issues will not be handled by the Department and must be addressed by such transportation providers directly to Contractor. The Department agrees that the manner in which Contractor manages its relationship with any and all transportation providers is within the Contractor's discretion. Nothing herein shall prevent the Department from exercising its rights under the RFP and to the extent that the provisions of this paragraph specifically conflict with the RFP, the RFP shall be controlling.

     O.   Modify subsection 4.120 (F.) BUSINESS REQUIREMENTS, Number 1,
          ------
          Paragraph 2, Page 15 to read as follows:

          . Telephone operating hours are 8:00 a.m. to 6:00 p.m. Eastern Time, Monday through Friday with no routine scheduling hours on Saturdays unless otherwise approved by DMA.

     P.   Delete subsection 4.120 (G.) RECIPIENT NOTICES, Item 2, Page 17.
          ------

     Q.   Add new bullet in the Contract, subsection 4.250, State Ownership and
          ---
          Use to read as follows:

          . Any Driver, Attendant, and Service Personnel training standards established and implemented in lieu of standards specified in 3.260.

     R.   Replace Appendix J, Glossary, Page 1, Business Day and Page 6,
          -------                               ------------
          Scheduling Day/Hours, to read as follows:
          ---------- ---------

               Business Day -- The business office must be open between the
               ------------
               hours of 8:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday. Scheduling staff must be at the office between the hours of 8:00 a.m. and 6:00 p.m.., Eastern time, Monday through Friday with no routine scheduling hours on Saturdays.

               Scheduling Day/Hours -- Any day or time when the Broker is
               --------------------
               expected, under the terms of this contract, to have personnel available for scheduling NET services. Designated hours during which scheduling of appointments can be done is a mandated function of the Broker. The hours of 8:00 a.m. to 6:00 p.m., Eastern time, Monday through Friday with no routine scheduling hours on Saturdays.

     S.   Delete Appendix J, Glossary, Page 8, last paragraph.
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DMA and the Contractor agree that they have assumed an obligation to perform the covenants, agreements, duties and obligations of the Contract, as modified and amended herein, and agree to abide by all the provisions, terms and conditions contained in the Contract as modified and amended.

This Amendment shall be binding and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns. Whenever the provisions of the Amendment and the Contract are in conflict, the provisions of the Amendment shall take precedence and control.

It is understood by the parties hereto that, if any part, term or provision of this Amendment or this entire Amendment is held to be illegal or in conflict with any law of this State, then DMA at its sole option may enforce the remaining unaffected portions or provisions of this Amendment or of the Contract and the rights and obligations of the parties shall be construed and enforced as if the Contract or Amendment did not contain the particular part, term or provision held to be valid.

The Contract and this Amendment constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior negotiations, representations or contracts, either written or oral, between the parties hereto relating to the subject matter hereof and shall be independent of and have no effect upon any other contracts.

This Amendment shall remain effective for so long as the Contract is in effect.

This Amendment shall be construed in accordance with the laws of the State of Georgia.

                                 PRICE PROPOSAL
                                EAST NET REGION

-----------------------------------------------------------------------------------------------------
     A.    IMPLEMENTATION PERIOD                        (FEE NOT TO EXCEED $200,000)
-----------------------------------------------------------------------------------------------------
                                          Maximum Monthly       Proposed Monthly     Number of Months
               Period                  Amount per Eligible    Amount per Eligible        in Period
                                            (Column 1)             (Column 2)           (Column 3)
-----------------------------------------------------------------------------------------------------
 B.    1/ST/ CONTRACT SERVICE PERIOD            $3.00                  $3.00                  4
         (10/1/97 - 1/31/98)

-----------------------------------------------------------------------------------------------------

 C.    2/ND/ CONTRACT SERVICE PERIOD            $3.00                  $6.38                  5
         (2/1/98 - 6/30/98)

-----------------------------------------------------------------------------------------------------

 D.    3/RD/ CONTRACT SERVICE PERIOD            $2.75                  $4.88                 12
         (7/1/98 - 6/30/99)

-----------------------------------------------------------------------------------------------------

 E.    4/TH/ CONTRACT SERVICE PERIOD            $2.50                  $4.88                 12
         (7/1/99 - 6/30/00)

-----------------------------------------------------------------------------------------------------

SIGNED:
               OFFEROR'S COMMITTING AUTHORITY          DATE